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                                                                   EXHIBIT 10.19

                    AMENDMENT TO SABRE SUBSCRIBER AGREEMENT

         This Amendment to that certain SABRE Subscriber Agreement is made and
entered into this      ____ day of _________________, 1996 between American
Airlines, Inc. ("American") and 800 Travel Systems Inc DBA 1-800 Low Air Fare ("Customer").

                                    RECITALS

         WHEREAS, American and Customer have entered into that certain SABRE Subscriber Agreement, dated as of April 1, 1996 (the "Agreement"); and

         WHEREAS, it is in the best interest of the parties to modify certain provisions of the Agreement.

         NOW THEREFORE, in consideration of the mutual covenants contained herein, American and Customer hereby agree as follows:

1.       EFFECTIVE DATE.  The effective date of this Amendment is April 1, 1996.

2. CASH ADVANCE. American agrees to pay to Customer, as SABRE Promotional Support, the sum of [ * ] within 30 days after (i) the Agreement and this Amendment have been signed by both Customer and American, and (ii) any applicable installation has been completed. If an event of default, as described in Article 14.1 of the Agreement occurs, American's obligations under this Amendment are nullified and Customer will be immediately obligated to repay to American all monies paid by American to Customer pursuant to this Amendment.

3. PRODUCTIVITY CASH ADVANCE. American agrees to pay to Customer [ * ] as SABRE Promotional Support, on the first anniversary of the Effective Date of the Agreement provided that (i) the Agreement and this Amendment have been signed by both Customer and American, and (ii) any applicable installation has been completed, and (ii) Customer has processed a minimum of [ * ] SABRE Bookings based on all of Customer's video agent sets and video agent set terminal addresses. Further, American agrees to provide an additional annual payment to Customer, provided that Customer has processed SABRE Bookings based on the following schedule:

                 [  *  ] provided that Customer has processed a minimum of
                         [  *  ] SABRE Bookings, or

                 [  *  ] provided that Customer has processed a minimum of
                         [  *  ] SABRE Bookings, or

                 [  *  ] provided that Customer has processed a minimum of
                         [  *  ] SABRE Bookings, or

                 [  *  ] provided that Customer has processed a minimum of
                         [  *  ] SABRE Bookings, or

                 [  *  ] provided that Customer has processed a minimum of
                         [  *  ] SABRE Bookings

If an event of default, as described in Article 14.1 of the Agreement, occurs American's obligations under this Amendment are nullified and Customer will be immediately obligated to repay to American all monies paid by American to Customer pursuant to this Amendment and American shall have no obligation to pay Customer any amounts stated herein after such termination.

4. LINES OF CREDIT. American shall extend to Customer lines of credit in the amount of (i) [ * ] which amount will be applied automatically toward the payment of TurboSABRE Charges only, and (ii) [ * ] per year for years 1996-1999 for a total of [ * ] which amount will be applied automatically toward the payment of TurboSABRE Charges only for the Additional Standard Equipment as described in Paragraph 6 below.

Such lines of credit shall be applied each month until the total amount is exhausted; provided, however that the unused portion of such lines of credit shall revert to American and be unavailable for Customer's use upon the happening of either of the following events: (i) the expiration of the Initial Term of the Agreement or (ii) termination of the Agreement for any reason.

5. CREDIT BANK. American and Customer agree that when Customer exceeds the Fixed Monthly Discount Booking Level of [ * ] SABRE Bookings per video agent set and video agent set terminal address per month for the measurement period, as
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described in the Schedule A and any subsequent Supplement, American will establish a credit of [ * ] per SABRE Booking per video agent set and video agent set terminal address in excess of [ * ] SABRE Bookings.

In addition, American and Customer agree that when Customer (i) exceeds [ * ] SABRE Bookings per video agent set and video agent set terminal address per month for the measurement period, American will establish a credit of [ * ] per SABRE Booking per video agent set and video agent set terminal address in excess of [ * ] SABRE Bookings, and (ii) exceeds [ * ] SABRE Bookings per video agent set and video agent set terminal address per month for the measurement period, American will establish a credit of [ * ] per SABRE Booking per video agent set and video agent set terminal address in excess of [ * ] SABRE Bookings.

This amount will be applied automatically toward the payment of SABRE/ADS/IBT Charges. However, this credit may be converted to cash upon completion of each measurement period; provided, however, that Customer is current in its payments due American including any Charges due American should Customer not achieve the Fixed Monthly Discount Booking Level as described on the Schedule A. Any unused portion of the credit bank shall revert to American and be unavailable for Customer's use upon the happening of either of the following events: (i) the expiration of the Initial Term as defined in the Agreement or (ii) termination of the Agreement for any reason.

6. LEASE CHARGES FOR ADDITIONAL STANDARD EQUIPMENT. Upon request from Customer, American shall lease to Customer, as additional Standard Equipment, a maximum of [ * ] video agent sets (referred to herein as the "Additional Standard Equipment") for use at Customer's current and future locations on the following terms and conditions:

         A. The Additional Standard Equipment must be available for purchase by American on reasonable terms and conditions from the manufacturer;

         B. The Customer shall receive, as SABRE Promotional Support, an offsetting discount in an amount equal to the monthly lease Charge and the installation Charge for the Additional Standard Equipment,

         C. The Additional Standard Equipment shall have an Initial Term of 60 months from the date of installation.

7. MAINTENANCE AND USE CHARGES FOR ADDITIONAL STANDARD EQUIPMENT. With respect to the Additional Standard Equipment provided under paragraph 6 above American shall provide, as SABRE Promotional Support, an offsetting discount in an amount equal to the monthly SMU Charge and [ * ] data line Charges for such Additional Standard Equipment for a period of 60 months from the date of installation of the Additional Standard Equipment.

8. SABRE WITH WINDOWS.(TM) American agrees to provide Customer SABRE with Windows for the Additional Standard Equipment, described in Paragraph 6 above, at no charge to Customer.

9. VARIABLE CHARGES. American agrees to suspend Customer's obligation to pay the prevailing Charges for the following variables, for a period of sixty
(60) months from the date of installation of the Additional Standard Equipment described in Paragraph 6 above: Invoice and Itinerary, Interface, Ticketing, and Bargain Finder Plus.

10. CONFIDENTIALITY. It is expressly understood and agreed that this Amendment and the Agreement, and each and every provision hereof, shall be held and treated as confidential and shall not be disclosed by Customer to any other person, firm, organization, association, or entity, of any and every kind, whether public, private or governmental, for any reason, or at any time, without the prior written consent of American, unless such disclosure is requested by law or legal process relating to proceedings between a party hereto and any third party. In the event of such disclosure, this Amendment and the Agreement may be terminated immediately by American, without notice to Customer, and American shall have the right to pursue any remedies available to it in law or in equity.

11. DEFINED TERMS. The defined terms used in this Amendment shall have the meaning assigned to such terms in the Agreement.

12.      AGREEMENT.  Except as otherwise provided herein, all other terms of the Agreement remain in full force and effect. In the event of any conflict between the terms of the Agreement and this Amendment, the Amendment shall control.
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         IN WITNESS WHEREOF, the parties have executed this Amendment as of the day and year written above.

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
         800 TRAVEL SYSTEMS INC           AMERICAN AIRLINES, INC.

By:   /s/ Lucien Bittar                   By:   /s/ Bob Quinn
      --------------------------                --------------------------------
      (Signature)                               (Signature)


Name: [Lucien Bittar]                     By:   [Bob Quinn]
      --------------------------                --------------------------------
      (Print Name)                              (Print Name)


Title:[President]                         Title:[Manager]
      --------------------------                -----------------------------
                                                SABRE Travel Information Network

Date: [July 19, 1996]                     Date: [07/25/96]
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